EXHIBIT 99

                        CERTIFICATION OF PERIODIC REPORT


We, Charlie Tokarz and Joseph Aslan of Icy Splash Food & Beverage, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q-SB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: 8/9/02

/s/ Joseph Aslan                        /s/ Charles Tokarz
__________________                     ____________________
Joseph Aslan                            Charles Tokarz
President/CEO                           CFO